Q1’27 Earnings July 29, 2026

2 Financial Presentation Disclosure Q1’27 Earnings All per share amounts are presented on a diluted basis. This presentation refers to “reported” (R$) and “constant dollar” (C$) or “constant currency” amounts, terms that are described under the heading below “Constant Currency - Excluding the Impact of Foreign Currency.” Unless otherwise noted, “reported” and “constant dollar” or “constant currency” amounts are the same, and amounts will be as “reported” unless otherwise specified. This presentation also refers to results “excluding Dickies®” and “Adjusted excluding Dickies”, which are described under the heading “Dickies Divestiture”. This presentation also refers to “adjusted” amounts, a term that is described under the heading “Adjusted Amounts - Excluding Reinvent”. Unless otherwise noted, “reported” and “adjusted” amounts are the same. VF operates and reports using a 52/53 week fiscal year ending on the Saturday closest to March 31 of each year. Fiscal 2027 contains 53 weeks, with an additional week occurring in the fourth quarter. This presentation refers to VF's first quarter of Fiscal 2027 as Q1'27, and similarly Q1'26 denotes VF's first quarter of Fiscal 2026, etc. VF defines “free cash flow” as cash flow from operations less capital expenditures and software purchases, defines “net debt” as long-term debt, the current portion of long-term debt, short-term borrowings, and operating lease liabilities, less cash and cash equivalents per VF's consolidated balance sheet and defines “leverage” as net debt to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), which excludes operating lease cost. Dickies Divestiture On September 15, 2025, VF entered into a definitive agreement with Bluestar Alliance LLC to sell the Dickies® brand business (“Dickies”) and on November 12, 2025, VF completed the sale of Dickies. The Dickies sale did not qualify for discontinued operations presentation under U.S. generally accepted accounting principles (“GAAP”) and "reported" amounts include Dickies results in continuing operations through the date of sale. References to results “excluding Dickies®” and “Adjusted excluding Dickies” exclude the results of Dickies in the prior year period. VF believes this non-GAAP presentation provides investors with useful information regarding VF’s current business trends and performance of VF’s operations, post the closing of the sale of Dickies. Constant Currency - Excluding the Impact of Foreign Currency This presentation refers to “reported” amounts in accordance with GAAP, which include translation and transactional impacts from foreign currency exchange rates. This presentation also refers to both “constant dollar” and “constant currency” amounts, which exclude the impact of translating foreign currencies into U.S. dollars. Reconciliations of GAAP measures to constant currency amounts are presented in the supplemental financial information included with this presentation, which identifies and quantifies all excluded items, and provides management’s view of why this information is useful to investors. Adjusted Amounts - Excluding Reinvent The adjusted amounts in this presentation exclude costs (benefits) related to Reinvent, VF's transformation program. Costs (benefits), including restructuring charges and project-related costs, were approximately ($11) million in the first quarter of Fiscal 2027. The above items positively impacted GAAP earnings per share by $0.02 during the first quarter of Fiscal 2027. All adjusted amounts referenced herein exclude the effects of these amounts. Reconciliations of measures calculated in accordance with GAAP to adjusted amounts are presented in the supplemental financial information included with this presentation, which identifies and quantifies all excluded items, and provides management’s view of why this information is useful to investors. The company does not provide a reconciliation of forward-looking measures where the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors and is unable to reasonably predict certain items contained in the GAAP measures without unreasonable efforts. This is due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred and are out of the company's control or cannot be reasonably predicted. For the same reasons, the company is unable to address the probable significance of the unavailable information.

[Insert image] Table of Contents 3 Executive Summary 4 Financial Summary 8 Brand Highlights 12 Outlook 17 Appendix 19 Q1’27 Earnings

Executive Summary 4Q1’27 Earnings

Sensitivity: Internal Use Bracken Darrell President & CEO "We had a solid start to the year, beating our revenue and operating income guidance. The North Face®, Timberland® and Altra® delivered another quarter of growth; and Vans® Americas DTC continued to grow but was more than offset by declines in global Wholesale. We expect Vans® Wholesale to improve significantly in the second half of the year. Given our overall Q1 performance and better visibility into the balance of the year, we are raising our FY'27 revenue guidance." Darrell continued, “Regarding our CFO transition announced today, I would like to thank Paul for his partnership, leadership and contributions to VF. Looking ahead, I’m excited for Abhishek to step into his newly expanded role of Chief Financial Officer and Chief Operating Officer. He is a proven leader with deep knowledge of our business and our industry, and I am confident he is well positioned to drive strong execution against our key financial and operational priorities.” 5Q1’27 Earnings

VF Q1’27 results ahead of guidance • Disclosed Q1’27 figures are shown on both reported and adjusted excluding Dickies® ("ex Dickies®") bases • Revenue (5%) vs. LY ◦ Revenue ex Dickies® +1% vs. LY or flat C$, ahead of guidance of down low-single digits C$ vs. LY ◦ Continued positive performance in global DTC, +2% vs. LY or +5% C$ ex Dickies® ◦ Americas region (4%) vs. LY; ex Dickies® +4% C$ with growth across both channels ◦ The North Face® +6% vs. LY or +4% C$, led by the Americas region and DTC channel ◦ Vans® (8%) vs. LY or (9%) C$, with continued growth in Americas DTC, more than offset by Wholesale declines ◦ Timberland® +4% vs. LY or +3% C$, driven by the Americas 1Revenue performance excludes Dickies® in FY'26 and includes 53rd week in FY'27 2 Excludes $100M net impact of pension termination in FY'26 and any net impact from tariff refunds in FY'27 6Q1’27 Earnings Q1’27 Executive Summary • Operating income (loss) of ($83M) and operating margin (OM) of (5.0%), down 10 bps vs. LY • Adjusted operating income (loss) ex Dickies® of ($95M), slightly ahead of guidance of ($100M); adjusted OM ex Dickies® of (5.7%), down 210 bps vs. LY • Gross margin (GM) of 54.9%, up 100 bps vs. LY; adjusted GM ex Dickies® of 54.9%, up 10 bps vs. LY • Net debt down $1.1B or (20%) vs. LY • Net debt excluding lease liabilities down $1.1B or (27%) vs. LY FY'27 FINANCIAL OUTLOOKQ1’27 FINANCIAL REVIEW Raising FY'27 revenue guidance • Revenue +2% or better C$ vs. LY1, and vs. prior guidance of +1% to +2% C$ • Adjusted OM of approximately 8% • Free cash flow flat to up vs. LY2 of $405M • FYE'27 leverage ratio of 2.6x to 2.9x

GUIDANCE ACTUAL ACTUAL VS. GUIDANCE COMMENTARY Revenue % vs. LY1 (C$) Down low-single digits flat + • Better-than-expected performance at The North Face® • Raising FY'27 revenue outlook to +2% or better C$ vs. LY1 Operating income (loss) (adjusted) ($100M) ($95M) + • Higher-than-expected revenue 7Q1’27 Earnings Q1’27 beat vs. guidance; raising FY'27 revenue outlook 1 Revenue performance excludes Dickies® in prior periods

8Q1’27 Earnings Financial Summary

Q1'27 revenue (5%) vs. LY; ex *Dickies*® +1% vs. LY or flat C$

Revenue Growth vs. LY*



(10%)
(6%)
+2%
(5%)
flat
+2%
+1%
+1%
(5%)
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
Q4'26
Q1'27

Revenue Growth ex Dickies vs. LY* (C$)



(9%)
(6%)
+3%
(2%)
(2%)
flat
+2%
+3%
flat
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
Q4'26
Q1'27

■ Revenue performance ex *Dickies*®

*All revenue and growth figures exclude *Supreme*®

Q1'27 Earnings

9

Continued growth in DTC, The North Face® and Timberland® drove Q1’27 revenue 10Q1’27 Earnings 1 Revenue performance excludes Dickies® in Q1'26 REGIONS vs. LY vs. LY1 (C$) ex Dickies® AMERICAS (4%) +4% EMEA (7%) (7%) APAC (3%) (1%) CHANNELS vs. LY vs. LY1 (C$) ex Dickies® DTC +2% +5% WHOLESALE (10%) (4%) Q1’27 REVENUE TRENDS BRANDS vs. LY vs. LY (C$) +6% +4% (8%) (9%) +4% +3% OTHER BRANDS (22%) +4% ex Dickies®

11 Continue to strengthen balance sheet with net debt down $1.1B or (20%) vs. LY • Net debt down $1.1B or (20%) vs. LY ◦ Net debt excluding lease liabilities of $2.8B, down $1.1B or (27%) vs. LY • Net inventories (11%) vs. LY ◦ Net inventories, ex Dickies®, (4%) C$ vs. LY • Cash dividends of $35M paid during the quarter Q1’27 Earnings NET DEBT ($B) $5.3 $4.3 Q1'26 Q1'27 ($1.1)1 1 Numbers may not sum due to rounding

12Q1’27 Earnings Brand Highlights

Sensitivity: Internal Use • Americas +8% vs. LY, with growth across both channels • Global growth across DTC and Wholesale • Strong momentum in new footwear franchises including the global launch of the Altamesa® V2 • Transitional outerwear grew globally, reflective of initiatives to drive more seasonally-relevant product offerings [Insert image] 13 The North Face® +6% vs. LY or +4% C$, led by the Americas region and DTC channel Q1’27 Earnings

Sensitivity: Internal Use • Americas DTC up for another quarter • Global growth in both the Authentic and Slip-On franchises • Newness generating heat with strong sell-through across Pearlized, Souvenir and Travis Barker drops in the quarter • Positive consumer search trends across key markets [Insert image] 14Q1’27 Earnings Vans® (8%) vs. LY or (9%) C$, with continued growth in Americas DTC, more than offset by Wholesale declines

Sensitivity: Internal Use Timberland® +4% vs. LY or +3% C$, driven by the Americas [Insert image] 15Q1’27 Earnings • Global growth across both DTC and Wholesale • Sustained growth in the Americas of +11% vs. LY or +10% C$ • 6" boot continues to leverage visibility during culturally relevant moments, including the New York Knicks championship run • Shoes continue to perform strongly across all regions, led by the Boat Shoe • Further progress in expanding distribution footprint, with 14 full price stores open and operating in the Americas (as of Q1E'27)

Sensitivity: Internal Use • Altra® up double-digits, reflecting continued growth across regions and channels • icebreaker® up vs. LY supported by ongoing strength in DTC • Napapijri® reset underway as planned; brand capitalizing on the road to the 2027 America's Cup in Naples • Packs1 up vs. LY, driven by growth at JanSport® and Kipling® ahead of the back-to-school season • Smartwool® up double-digits vs. LY across DTC and Wholesale [Insert image] 16Q1’27 Earnings Growth across most remaining brands 1 Includes Kipling®, Eastpak® and JanSport® brands

17Q1’27 Earnings Outlook

18 Raising FY'27 annual revenue guidance Prior Guidance Current Guidance Commentary FY'27 Revenue % vs. LY1 (C$) '+1% to +2% +2% or better • Growth at The North Face®, Timberland® and Altra® • Vans® down mid-single digits, with improving trends in H2'27 of -2% or better vs. LY Operating margin (adjusted) Approximately 8% • Adjusted gross margin up vs. LY • Adjusted SG&A rate down vs. LY Free cash flow Flat to up vs. LY2 (FY'26: $405M) • Operating cash flow up vs. LY2 • FYE'27 leverage ratio of 2.6x to 2.9x 1 Revenue performance excludes Dickies® in FY'26 and includes 53rd week in FY'27 2 Excludes $100M net impact of pension termination in FY'26 and any net impact from tariff refunds in FY'27 Q1’27 Earnings

19Q1’27 Earnings Appendix

Safe Harbor Statement Certain statements included in this presentation are “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on VF’s expectations and beliefs concerning future events impacting VF and therefore involve several risks and uncertainties. Words such as “will,” “anticipate,” “believe,” “estimate,” “expect,” “should,” and “may” and other words and terms of similar meaning or use of future dates may be used to identify forward-looking statements, however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements regarding VF’s plans, objectives, projections and expectations relating to VF’s operations or financial performance, and assumptions related thereto, are forward-looking statements. Forward-looking statements are not guarantees, and actual results could differ materially from those expressed or implied in the forward-looking statements. VF undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Potential risks and uncertainties that could cause the actual results of operations or financial condition of VF to differ materially from those expressed or implied by forward-looking statements include, but are not limited to: the level of consumer demand for apparel, footwear, equipment and accessories; disruption to VF’s distribution system; changes in global economic conditions and the financial strength of VF’s consumers and customers, including as a result of current inflationary pressures; fluctuations in the price, availability and quality of raw materials and finished products, including as a result of tariffs and geopolitical conflicts; disruption and volatility in the global capital and credit markets; VF’s response to changing fashion trends, evolving consumer preferences and changing patterns of consumer behavior; VF’s ability to maintain the image and value of its brands, including through investment in brand building and product innovation; intense competition from online retailers and other direct-to- consumer business risks; increasing pressure on margins; fluctuations in sales and operating income due to the seasonal nature of its business; retail industry changes and challenges; VF's ability to execute its turnaround program, “The VF Way” operating principles and other business priorities, including measures to grow revenue and expand margins, streamline and right-size its cost base and strengthen the balance sheet while reducing leverage; VF’s ability to successfully establish a global commercial organization, and identify and capture efficiencies in its business model; any inability of VF or third parties on which it relies, to maintain the strength and security of information technology systems; the fact that VF’s facilities and systems, and those of third parties on which it relies, are frequent targets of cyberattacks of varying levels of severity, and may in the future be vulnerable to such attacks, and any inability or failure by VF or such third parties to anticipate or detect data or information security breaches or other cyberattacks, could result in data or financial loss, reputational harm, business disruption, damage to VF’s relationships with customers, consumers, employees and third parties on which it relies; litigation, regulatory investigations, enforcement actions or other negative impacts; any inability by VF or third parties on which it relies to properly collect, use, manage and secure business, consumer and employee data and comply with privacy and security regulations; VF’s ability to adopt new technologies, including artificial intelligence, in a competitive and responsible manner; foreign currency fluctuations; stability of VF’s vendors' manufacturing facilities and VF's ability to establish and maintain effective supply chain capabilities; continued use by VF’s suppliers of ethical business practices; VF’s ability to accurately forecast demand for products; actions of activist and other shareholders; VF’s ability to recruit, develop or retain key executive or employee talent or successfully transition executives; changes in the availability and cost of labor; VF’s ability to protect trademarks and other intellectual property rights; possible goodwill and other asset impairment; maintenance by VF’s licensees and distributors of the value of VF’s brands; VF’s ability to execute acquisitions and dispositions, integrate acquisitions and manage its brand portfolio; VF’s ability to execute, and realize benefits, successfully, or at all, from the completed sale of the Dickies® brand; business resiliency in response to natural or man-made economic, public health, cyber, political or environmental disruptions, including any potential effects from changes in tariffs and international trade policy, or a U.S. federal government shutdown; changes in tax laws and additional tax liabilities; legal, regulatory, political, economic, and geopolitical risks, including those related to the current conflicts in Europe, the Middle East and Asia and tensions between the U.S. and China; changes to laws and regulations; adverse or unexpected weather conditions, including any potential effects from climate change; VF’s indebtedness and its ability to obtain financing on favorable terms, if needed, could prevent VF from fulfilling its financial obligations; VF’s ability to pay and declare dividends or repurchase its stock in the future; climate risks and increased focus on environmental, social and governance issues; VF’s ability to execute on its sustainability strategy and achieve its sustainability-related targets; risks arising from the widespread outbreak of an illness or any other communicable disease, or any other public health crisis; litigation, regulatory proceedings, or any other claims asserted against VF; and tax risks associated with the spin-off of the Jeanswear business completed in 2019. More information on potential factors that could affect VF’s financial results is included from time to time in VF’s public reports filed or furnished with the U.S. Securities and Exchange Commission (SEC), including VF’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Forms 8-K. 20Q1’27 Earnings

Summary Revenue Information

(Unaudited)
(In millions)

	Three Months Ended June							
		2026		2025	% Change	% Change Constant Currency*	% Change Excluding Dickies [a]	% Change Constant Currency and Excluding Dickies*[a]
Brand:								
The North Face®	$	590.9	$	557.4	6%	4%		
Vans®		459.8		498.0	(8%)	(9%)		
Timberland®		266.1		255.1	4%	3%		
Other Brands		352.6		450.2	(22%)	(22%)	5%	4%
VF Revenue	**$**	**1,669.4**	**$**	**1,760.7**	**(5%)**	**(7%)**	**1%**	**0%**
Region:								
Americas	$	895.5	$	937.6	(4%)	(5%)	5%	4%
EMEA		511.1		551.3	(7%)	(9%)	(5%)	(7%)
APAC		262.7		271.8	(3%)	(6%)	2%	(1%)
VF Revenue	**$**	**1,669.4**	**$**	**1,760.7**	**(5%)**	**(7%)**	**1%**	**0%**
International	$	890.7	$	926.1	(4%)	(7%)	0%	(3%)
Channel:								
DTC	$	738.4	$	720.7	2%	1%	6%	5%
Wholesale [b]		931.0		1,040.0	(10%)	(12%)	(2%)	(4%)
VF Revenue	**$**	**1,669.4**	**$**	**1,760.7**	**(5%)**	**(7%)**	**1%**	**0%**

All references to the three months ended June 2026 relate to the 13-week fiscal period ended June 27, 2026 and all references to the three months ended June 2025 relate to the 13-week fiscal period ended June 28, 2025.

Note: Amounts may not sum due to rounding

* Refer to constant currency definition on the following slides.

[a] Excludes the results of Dickies for all periods presented. Refer to Non-GAAP financial information included in the "Reconciliation of Select GAAP Measures to Non-GAAP Measures" slides.

[b] Royalty revenues are included in the wholesale channel for all periods.

Q1'27 Earnings

21

Condensed Consolidated Statements of Operations (Unaudited) (In thousands, except per share amounts) 22Q1’27 Earnings Three Months Ended June 2026 2025 Revenues $ 1,669,379 $ 1,760,666 Costs and operating expenses Cost of goods sold 752,335 811,664 Selling, general and administrative expenses 1,000,116 1,035,611 Total costs and operating expenses 1,752,451 1,847,275 Operating loss (83,072) (86,609) Interest expense, net (24,611) (41,120) Other income (expense), net 791 1,136 Loss before income taxes (106,892) (126,593) Income tax benefit (9,740) (10,185) Net loss $ (97,152) $ (116,408) Net loss per common share (a) Basic $ (0.25) $ (0.30) Diluted $ (0.25) $ (0.30) Weighted average shares outstanding Basic 392,107 390,024 Diluted 392,107 390,024 Cash dividends per common share $ 0.09 $ 0.09 Basis of presentation of condensed consolidated financial statements: VF operates and reports using a 52/53 week fiscal year ending on the Saturday closest to March 31 of each year. Fiscal 2027 contains 53 weeks, with an additional week occurring in the fourth quarter. For presentation purposes herein, all references to the three months ended June 2026 and June 2025 relate to the 13- week fiscal period ended June 27, 2026 and the 13-week fiscal period ended June 28, 2025, respectively. References to March 2026 relate to information as of March 28, 2026. (a) Amounts have been calculated using unrounded numbers.

Condensed Consolidated Balance Sheets (Unaudited) (In thousands) 23Q1’27 Earnings June 2026 March 2026 June 2025 ASSETS Current assets Cash and cash equivalents $ 670,063 $ 823,943 $ 642,386 Accounts receivable, net 1,215,279 1,427,957 1,172,223 Inventories 1,899,470 1,371,274 2,135,478 Other current assets 417,758 386,340 425,429 Total current assets 4,202,570 4,009,514 4,375,516 Property, plant and equipment, net 674,539 674,508 720,785 Goodwill and intangible assets, net 2,049,485 2,055,247 2,344,578 Operating lease right-of-use assets 1,307,325 1,320,733 1,319,142 Other assets 1,230,463 1,230,175 1,390,476 Total assets $ 9,464,382 $ 9,290,177 $ 10,150,497 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities Short-term borrowings $ 9,688 $ 10,139 $ 392,915 Current portion of long-term debt 499,375 — 586,005 Accounts payable 1,274,713 826,347 1,166,757 Current portion of operating lease liabilities 325,396 333,469 312,037 Accrued liabilities 839,250 1,011,217 981,925 Total current liabilities 2,948,422 2,181,172 3,439,639 Long-term debt 3,003,417 3,519,870 3,560,990 Long-term portion of operating lease liabilities 1,115,806 1,119,876 1,135,094 Other liabilities 632,120 619,381 722,491 Total liabilities 7,699,765 7,440,299 8,858,214 Stockholders' equity 1,764,617 1,849,878 1,292,283 Total liabilities and stockholders' equity $ 9,464,382 $ 9,290,177 $ 10,150,497

Condensed Consolidated Statements of Cash Flows (Unaudited) (In thousands) 24Q1’27 Earnings Three Months Ended June 2026 2025 Operating activities Net loss $ (97,152) $ (116,408) Depreciation and amortization 57,786 64,362 Reduction in the carrying amount of right-of-use assets 93,558 85,219 Other adjustments, including changes in operating assets and liabilities (116,688) (178,633) Cash used by operating activities (62,496) (145,460) Investing activities Payment for working capital adjustment for sale of business (11,867) — Proceeds from sale of assets 22,514 605 Capital expenditures (39,580) (28,246) Software purchases (13,686) (17,148) Other, net (1,681) (4,224) Cash used by investing activities (44,300) (49,013) Financing activities Net increase (decrease) from short-term borrowings and long-term debt (451) 378,624 Cash dividends paid (35,377) (35,150) Proceeds from issuance of Common Stock, net of payments for tax withholdings (5,097) (4,519) Cash provided (used) by financing activities (40,925) 338,955 Effect of foreign currency rate changes on cash, cash equivalents and restricted cash (4,052) 72,377 Net change in cash, cash equivalents and restricted cash (151,773) 216,859 Cash, cash equivalents and restricted cash – beginning of year 832,344 431,475 Cash, cash equivalents and restricted cash – end of period $ 680,571 $ 648,334

Supplemental Financial Information Segment Information (Unaudited) (In thousands) 25Q1’27 Earnings Three Months Ended June 2026 2025 % Change % Change Constant Currency* Revenues: Outdoor segment $ 856,979 $ 812,466 5% 4% Active segment 667,303 699,687 (5%) (6%) All Other (a) 145,097 248,513 (42%) (42%) Total revenues $ 1,669,379 $ 1,760,666 (5%) (7%) Segment profit (loss): Outdoor segment $ (41,618) $ (42,270) Active segment 47,409 56,838 Total segment profit 5,791 14,568 Corporate and other expenses (72,628) (104,560) Interest expense, net (24,611) (41,120) “All Other” profit (loss) (a) (15,444) 4,519 Loss before income taxes $ (106,892) $ (126,593) * Refer to constant currency definition on the following slides. (a) Results for the “All Other” category are included as a reconciling item between the Company's reportable segments and its consolidated results of operations and it is not a reportable segment. "All Other" includes the following brands: Dickies® (through the date of sale), Altra®, Smartwool®, Napapijri® and Icebreaker®.

Supplemental Financial Information
Segment Information - Constant Currency Basis
(Unaudited)
(In thousands)

	Three Months Ended June 2026		
	As Reported under GAAP	Adjust for Foreign Currency Exchange	Constant Currency
Revenues:			
Outdoor segment	$ 856,979	$ (15,230)	$ 841,749
Active segment	667,303	(8,610)	658,693
All Other	145,097	(1,327)	143,770
Total revenues	**$ 1,669,379**	**$ (25,167)**	**$ 1,644,212**
Segment profit (loss):			
Outdoor segment	$ (41,618)	$ (1,038)	$ (42,656)
Active segment	47,409	(534)	46,875
Total segment profit	**5,791**	**(1,572)**	**4,219**
Corporate and other expenses	(72,628)	397	(72,231)
Interest expense, net	(24,611)	(320)	(24,931)
"All Other" loss	(15,444)	376	(15,068)
Loss before income taxes	**$ (106,892)**	**$ (1,119)**	**$ (108,011)**
Diluted net loss per share change	**17%**	**(1%)**	**16%**

Constant Currency Financial Information

VF is a global company that reports financial information in U.S. dollars in accordance with GAAP. Foreign currency exchange rate fluctuations affect the amounts reported by VF from translating its foreign revenues and expenses into U.S. dollars. These rate fluctuations can have a significant effect on reported operating results. As a supplement to our reported operating results, we present constant currency financial information, which is a non-GAAP financial measure that excludes the impact of translating foreign currencies into U.S. dollars. We use constant currency information to provide a framework to assess how our business performed excluding the effects of changes in the rates used to calculate foreign currency translation. Management believes this information is useful to investors to facilitate comparison of operating results and better identify trends in our businesses.

To calculate foreign currency translation on a constant currency basis, operating results for the current year period for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the comparable period of the prior year (rather than the actual exchange rates in effect during the current year period).

These constant currency performance measures should be viewed in addition to, and not in lieu of or superior to, our operating performance measures calculated in accordance with GAAP. The constant currency information presented may not be comparable to similarly titled measures reported by other companies.

VF Q1'27 Earnings
26

Q1’27 Earnings 27 Supplemental Financial Information Reconciliation of Select GAAP Measures to Non-GAAP Measures - Three Months Ended June 2026 (Unaudited) (In thousands, except per share amounts) Three Months Ended June 2026 As Reported under GAAP Reinvent (a) Adjusted Revenues $ 1,669,379 $ — $ 1,669,379 Gross profit 917,044 — 917,044 Percent 54.9% 54.9% Selling, general and administrative expenses 1,000,116 11,476 1,011,592 Percent 59.9% 60.6% Operating loss (83,072) (11,476) (94,548) Percent (5.0%) (5.7%) Diluted loss per share (b) (0.25) (0.02) (0.27) Notes: (a) Costs (benefits) related to Reinvent, VF's transformation program, including restructuring charges and project-related costs, were ($11.5) million in the three months ended June 2026. A gain of $17.6 million and an impairment charge of $6.4 million related to the sale of a distribution center and an impairment of a leased distribution center, respectively, are included in the Reinvent amounts for the three months ended June 2026, as the actions leading to the gain and the impairment charge were initiated under Reinvent. Expenses related to the engagement of a consulting firm to support VF's transformation journey are also included in the Reinvent charges. VF entered into a contract with a consulting firm during the second quarter of Fiscal 2025, with services under the contract substantially completed in the third quarter of Fiscal 2026. In addition to payment for services, the contract includes contingent fees tied to increases in VF's stock price through June 2027. Expenses related to the contract, which only related to changes in the fair value of the contingent fees, were ($0.3) million in the three months ended June 2026. Reinvent resulted in a net tax expense of $3.1 million in the three months ended June 2026. The Company incurred $193.8 million in total restructuring charges in connection with Reinvent. Substantially all restructuring actions were completed at the end of the first quarter of Fiscal 2026. Total fees associated with the contract with the consulting firm could be up to $146.0 million, with $75.0 million of the fees contingent on increases to VF’s stock price through June 2027. (b) Amounts shown in the table have been calculated using unrounded numbers. The diluted loss per share impacts were calculated using 392,107,000 weighted average common shares for the three months ended June 2026. Non-GAAP Financial Information The financial information above has been presented on a GAAP basis and on an adjusted basis, which excludes the impact of Reinvent. The adjusted presentation provides non-GAAP measures and is not based on any comprehensive set of accounting rules or principles. Management believes these measures provide investors with useful supplemental information regarding VF's underlying business trends and the performance of VF's ongoing operations and are useful for period-over-period comparisons of such operations. Management uses the above financial measures internally in its budgeting and review process and, in some cases, as a factor in determining compensation. While management believes that these non-GAAP financial measures are useful in evaluating the business, this information should be considered as supplemental in nature and should be viewed in addition to, and not in lieu of or superior to, VF's operating performance measures calculated in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly titled measures presented by other companies. These measures should be used to evaluate the Company's results of operations only in conjunction with the corresponding GAAP measures.

Supplemental Financial Information
Reconciliation of Select GAAP Measures to Non-GAAP Measures - Three Months Ended June 2025
(Unaudited)
(In thousands, except per share amounts)

Three Months Ended June 2025		As Reported under GAAP		Reinvent [a]		Adjusted		Less: Adjusted Contribution from Dickies [b]		Adjusted Excluding Dickies
Revenues	$	1,760,666	$	—	$	1,760,666	$	113,502	$	1,647,164
Gross profit		949,002		4,282		953,284		50,437		902,847
Percent		*53.9%*				*54.1%*				*54.8%*
Selling, general and administrative expenses		1,035,611		(26,500)		1,009,111		46,416		962,695
Percent		*58.8%*				*57.3%*				*58.4%*
Operating income (loss)		(86,609)		30,782		(55,827)		4,022		(59,849)
Percent		*(4.9%)*				*(3.2%)*				*(3.6%)*
Diluted earnings (loss) per share [c]		(0.30)		0.06		(0.24)		0.01		(0.25)

Notes:

[a] Costs related to Reinvent, VF's transformation program, including restructuring charges and project-related costs, were $30.8 million in the three months ended June 2025. These costs related primarily to severance and employee-related benefits and expenses related to the engagement of a consulting firm to support VF's transformation journey. VF entered into a contract with a consulting firm during the second quarter of Fiscal 2025, with services under the contract substantially completed in the third quarter of Fiscal 2026. In addition to payment for services, the contract includes contingent fees tied to increases in VF's stock price through June 2027. Expenses related to the contract, including contingent fees, were $8.0 million in the three months ended June 2025. Reinvent resulted in a net tax benefit of $6.8 million in the three months ended June 2025.

[b] The "Adjusted Contribution from Dickies" column represents the operating results of Dickies for the three months ended June 2025 on an adjusted basis. Accordingly, this column excludes Reinvent charges of $0.8 million in the three months ended June 2025. The adjusted contribution from Dickies resulted in a net tax expense of $1.3 million for the three months ended June 2025.

[c] Amounts shown in the table have been calculated using unrounded numbers. The diluted earnings (loss) per share impacts were calculated using 390,024,000 weighted average common shares for the three months ended June 2025.

Non-GAAP Financial Information

The financial information above has been presented on a GAAP basis, on an adjusted basis, which excludes the impact of Reinvent, and on an adjusted basis excluding Dickies, which also excludes the operating results of Dickies on an adjusted basis. These adjusted presentations provide non-GAAP measures and are not based on any comprehensive set of accounting rules or principles. Management believes these measures provide investors with useful supplemental information regarding VF's underlying business trends and the performance of VF's ongoing operations and are useful for period-over-period comparisons of such operations.

Management uses the above financial measures internally in its budgeting and review process and, in some cases, as a factor in determining compensation. While management believes that these non-GAAP financial measures are useful in evaluating the business, this information should be considered as supplemental in nature and should be viewed in addition to, and not in lieu of or superior to, VF's operating performance measures calculated in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly titled measures presented by other companies. These measures should be used to evaluate the Company's results of operations only in conjunction with the corresponding GAAP measures.

VF Q1'27 Earnings
28

Supplemental Financial Information Top 3 Brand Revenue Information (Unaudited) Q1’27 Earnings 29 Three Months Ended June 2026 Top 3 Brand Revenue Growth Americas EMEA APAC Global The North Face® % Change 8% 3% 5% 6% % Change Constant Currency* 8% 1% 0% 4% Vans® % Change (3%) (15%) (14%) (8%) % Change Constant Currency* (4%) (17%) (15%) (9%) Timberland® % Change 11% (4%) 0% 4% % Change Constant Currency* 10% (6%) 1% 3% * Refer to constant currency definition on previous slides.

Supplemental Financial Information Geographic and Channel Revenue Information (Unaudited) Q1’27 Earnings 30 Three Months Ended June 2026 Geographic Revenue Growth % Change % Change Constant Currency* % Change Excluding Dickies (a) % Change Constant Currency and Excluding Dickies*(a) Americas (4%) (5%) 5% 4% EMEA (7%) (9%) (5%) (7%) APAC (3%) (6%) 2% (1%) Greater China 2% (3%) 6% 1% International (4%) (7%) 0% (3%) Global (5%) (7%) 1% 0% Three Months Ended June 2026 Channel Revenue Growth % Change % Change Constant Currency* % Change Excluding Dickies (a) % Change Constant Currency and Excluding Dickies*(a) Wholesale (b) (10%) (12%) (2%) (4%) Direct-to-consumer 2% 1% 6% 5% Digital 4% 2% 13% 11% As of June VF-Operated Stores (c) 2026 2025 Total 1,068 1,113 * Refer to constant currency definition on previous slides. (a) Excludes the results of Dickies for all periods presented. Refer to Non-GAAP financial information included in the "Reconciliation of Select GAAP Measures to Non-GAAP Measures" slides. (b) Royalty revenues are included in the wholesale channel for all periods. (c) Does not include concession stores.